UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2010
AMERICAN OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 991-0173
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 15, 2010, the shareholders of American Oil & Gas Inc. (the “Company”) approved a proposal to amend the Company’s Articles of Incorporation (“Articles of Incorporation”) to increase the amount of authorized shares of common stock from 100,000,000 to 150,000,000 (the “Share Increase”). On June 16, 2010, the Company filed the Certificate of Amendment reflecting the Share Increase with the Secretary of State of the State of Nevada. The Certificate of Amendment is attached hereto as Exhibit 3.1, and, to the extent necessary for compliance with the disclosure requirements of Item 5.03 of this Current Report on Form 8-K, is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders
American Oil & Gas Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders (the “Meeting”) on June 15, 2010 in Denver, Colorado. Of the 60,600,856 shares of common stock outstanding and entitled to vote as of the record date, 50,084,948 shares (approximately 83%) were present or represented by proxy at the Meeting. The Company’s stockholders approved all of the nominees and proposals. Specifically, the Company’s stockholders approved the election of Andrew P. Calerich, Nick DeMare, C. Scott Hobbs, Patrick D. O’Brien and Jon R. Whitney as directors of the Company to hold office until the 2011 annual meeting of stockholders or until their successors are elected, approved the amendment to the Articles of Incorporation described in Item 5.03 and the ratification of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of the voting on the matters submitted to the stockholders are as follows:
1. Election of five directors to hold office until the next annual meeting of stockholders or until their successors are elected.

NAME	VOTES FOR	VOTES AGAINST	ABSTAIN
Andrew P. Calerich	25,783,018	921,067	34,940
Nick DeMare	21,686,095	5,013,505	39,425
C. Scott Hobbs	26,263,869	438,019	37,137
Patrick D. O’Brien	26,300,219	405,366	33,440
Jon R. Whitney	25,812,090	889,898	37,037
2. Approval of the amendment to the Articles of Incorporation.

VOTES FOR	VOTES AGAINST	ABSTAIN
45,561,817	4,299,891	223,240
3. Ratification of the selection of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

VOTES FOR	VOTES AGAINST	ABSTAIN
49,358,226	356,135	370,587
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010	AMERICAN OIL & GAS INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation

4